                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2003

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                          HASTINGS ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)

                                      TEXAS
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         (State or other jurisdiction of incorporation or organization)


              000-24381                            75-1386375
        ------------------------    --------------------------------------
        (Commission File Number)    (I.R.S. Employer Identification Number)


      3601 PLAINS BLVD, AMARILLO, TEXAS                           79102
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   (Address of principal executive offices)                    (Zip Code)

                                 (806) 351-2300
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              (Registrant's telephone number, including area code)

                                      NONE
                                   ----------
              (Former name, former address and former fiscal year,
                          if changed since last report)

                          HASTINGS ENTERTAINMENT, INC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS:

         Exhibit
         Number        Description

         99.1 Press release issued by Hastings Entertainment, Inc., dated August 22, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 22, 2003, Hastings Entertainment, Inc. issued a press release announcing, among other things, its results for the fiscal quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                          HASTINGS ENTERTAINMENT, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2003          Hastings Entertainment, Inc.
                                (Registrant)


                                By: /s/ Dan Crow
                                    -----------------------------------
                                    Dan Crow
                                    Vice President,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
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  99.1 Press release issued by Hastings Entertainment, Inc., dated August 22, 2003